UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02032

MFS SERIES TRUST XVI

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

June 30, 2014

MFS® GLOBAL MULTI-ASSET FUND

GMA-ANN

MFS® GLOBAL MULTI-ASSET FUND

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

After the U.S. economy contracted sharply early this year — with activity curtailed by severe winter weather, a decline in exports and an inventory stockpile — indicators have consistently shown that the U.S. economy likely regained momentum in the second quarter. The labor market is more robust, manufacturing is strong and retail sales have improved along with consumer confidence.

Although Europe emerged from recession last year, the pace of growth in the region has been slow, with persistently high unemployment and very low inflation that points to the risk of deflation. Asia remains vulnerable but also shows signs of recovery. China’s economic growth has slowed somewhat, and Japan’s economic turnaround remains a work in progress. Emerging markets have been more turbulent over the past 12 months.

Despite this economic uncertainty, and the growing likelihood of interest rate increases that has heightened bond risks, global financial markets have been relatively stable thus far in 2014.

As always at MFS®, active risk management is integral to how we manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global team of investment professionals takes a multidisciplined, long-term, diversified investment approach.

We understand that these are challenging economic times. We believe that we can serve you best by applying proven principles, such as asset allocation and diversification, over the long term. We are confident that this approach can serve you well as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

August 15, 2014

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

		Active Security Selection (a)		Tactical Overlay (b)	Net Market Exposure (c)
Fixed Income (excluding inflation-adjusted)	U.S.	15.6%		16.4%	32.0%
	United Kingdom	2.0%		5.9%	7.9%
	Europe ex-U.K.	12.8%		(7.5)%	5.3%
	North America ex-U.S.	2.3%		2.8%	5.1%
	Emerging Markets	1.2%		0.0%	1.2%
	Developed - Middle East/Africa	0.0%	(o)	0.0%	0.0%	(o)
	Supranational	0.0%	(o)	0.0%	0.0%	(o)
	Asia/Pacific ex-Japan	1.8%		(2.8)%	(1.0)%
	Japan	3.9%		(17.9)%	(14.0)%
	Total	39.6%		(3.1)%	36.5%
Equities	Europe ex-U.K.	5.2%		11.5%	16.7%
	Emerging Markets	2.0%		10.6%	12.6%
	U.S. Large Cap	14.5%		(6.6)%	7.9%
	United Kingdom	2.3%		0.0%	2.3%
	Asia/Pacific ex-Japan	1.4%		(0.3)%	1.1%
	North America ex-U.S.	0.6%		0.0%	0.6%
	Japan	2.1%		(6.1)%	(4.0)%
	U.S. Small/Mid Cap	3.0%		(7.0)%	(4.0)%
	Total	31.1%		2.1%	33.2%
Commodity-related	Commodity-related	14.3%		0.0%	14.3%
Fixed Income (inflation-adjusted)	U.S.	14.1%		0.0%	14.1%
Real Estate-related	U.S.	3.4%		0.0%	3.4%
	Non-U.S.	2.9%		0.0%	2.9%
	Total	6.3%		0.0%	6.3%
Cash	Cash & Equivalents (d)	(0.1)%		1.2%	1.1%
	Derivative Offsets (e)	(6.8)%		1.3%	(5.5)%
	Total	(6.9)%		2.5%	(4.4)%
Total Net Exposure Summary		98.5%		1.5%	100.0%

Portfolio Composition – continued

Strategic Allocation Targets & Net Exposure Ranges
Asset Class	Target (w)	Ranges (z)
Equities	30%	0 to 60%
Fixed income (excluding inflation-adjusted)	35%	0 to 70%
Fixed income (inflation-adjusted)	15%	-5 to 35%
Commodity-related	15%	-5 to 35%
Real Estate-related	5%	-10 to 20%

Top ten holdings (c)

U.S. Treasury Note 10 yr Future SEP 2014	16.0%
FTSE/MIB Index Future SEP 2014	5.9%
UK Long Gilt Bond Future SEP 2014	5.9%
IBEX 35 Index Future JUL 2014	5.6%
S&P 500 Index Option DEC 2014	(5.2)%
Nikkei 225 Index Future SEP 2014	(6.1)%
ASX SPI 200 Index Future SEP 2014	(6.3)%
Russell 2000 Mini Index Future SEP 2014	(7.0)%
German Euro Bund Future SEP 2014	(7.5)%
Japanese Government Bond 10 yr Future SEP 2014	(17.9)%

(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.
(c)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.
(d)	Cash & Equivalents includes cash, other assets (excluding interest receivable) less liabilities, short term securities, and the unrealized gain or loss in connection with forward currency exchange contracts.
(e)	Derivative Offsets represent the offsetting of the leverage produced by the fund’s derivative positions.
(o)	Less than 0.1%.
(w)	The strategic asset class allocations have been selected for investment over longer time periods. The actual strategic asset class weightings can deviate due to market movements and cash flows.
(z)	The fund’s net exposures to the asset classes referenced will normally fall within these ranges after taking into account the tactical overlay.

Portfolio Composition – continued

Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The value of derivatives may be different.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages of real estate-related investments reflect exposure to the underlying holdings of the MFS Global Real Estate Fund and not to the exposure from investing directly in the fund itself. Percentages of commodity-related investments reflect exposure to the aggregate underlying holdings of the MFS Commodity Strategy Fund and its wholly-owned subsidiary and not to the exposure from investing directly in the MFS Commodity Strategy Fund itself.

Percentages are based on net assets as of 6/30/14.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended June 30, 2014, Class A shares of the MFS Global Multi-Asset Fund (“fund”) provided a total return of 11.48%, at net asset value. This compares with return of 23.58% for the fund’s benchmark, the MSCI All Country World Index. The fund’s other benchmark, the MFS Global Multi-Asset Blended Index (“Blended Index”), generated a return of 12.21%. The Blended Index reflects the blended returns of equity, fixed income, real estate, and commodity market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

The fund’s investment objective is to seek total return. MFS seeks to achieve the fund’s objective by (1) strategically allocating the fund’s assets to a mix of asset classes, (2) selecting individual securities of U.S. and foreign issuers within those asset classes, and (3) tactically managing the fund’s exposure to asset classes, markets, and currencies primarily using derivative instruments.

Market Environment

Early in the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals. A general theme in the market was a rotation in investor allocations from fixed income to equities and emerging markets to developed markets, reflecting an anticipated acceleration in developed market growth rates relative to emerging markets as well as a more equity-friendly macro backdrop.

Toward the middle of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank (“ECB”) to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

During the period, emerging market (“EM”) stresses surfaced as markets focused on imbalances and stagflationary conditions in certain EM countries. In addition, political instability increased in certain areas, notably in the Ukraine, where tensions escalated following a change in government and Russia’s annexation of Crimea. In addition, markets were forced to contend with some unexpected weakness in the US economy due largely to weather-related interruptions to hiring and spending plans as well as production schedules. Once again, the setback was short-lived as the economy regained its footing and the broad US equity indexes traded near their all-time highs by

Management Review – continued

the end of the period. Central bank easing outside of the US, notably by the ECB as well as Bank of Japan, supported risk markets. Weighing on sentiment, however, was the rise in violence in Iraq, where sectarian conflict threatened central government control and raised market fears of an interruption to Iraqi oil exports.

Factors Affecting Performance

Over the reporting period, the fund underperformed the Blended Index. Within the tactical overlay, the fund was negatively impacted by long positions in sovereign bond futures in the United States and Australia. Additionally, the fund’s short exposure to German bonds weighed on performance.

The fund’s investment in equity securities and global bonds were primary contributors to performance as both markets turned in positive performance during the reporting period. The fund’s exposure to real estate, by way of Real Estate Investment Trusts (REITs), further supported performance. The fund’s exposure to commodities benefited performance as the asset class turned in positive performance during the reporting period.

Overall, the tactical overlay aided returns during the reporting period. The fund’s exposure to equities by way of index futures, primarily emerging markets and Europe, benefited performance. The fund’s lesser exposure to the Australian equity market via equity index futures further supported positive results. Currency allocation was a detractor during the reporting period, particularly the overlay’s short exposures to the Swiss franc, New Zealand dollar, and Australian dollar.

Respectfully,

Benjamin Nastou	Natalie Shapiro
Portfolio Manager	Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 6/30/14

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 6/30/14

Average annual without sales charge

Share class	Class inception date	1-yr	Life (t)
A	3/30/11	11.48%	2.25%
B	3/30/11	10.63%	1.50%
C	3/30/11	10.63%	1.47%
I	3/30/11	11.68%	2.49%
R1	3/30/11	10.59%	1.47%
R2	3/30/11	11.19%	2.00%
R3	3/30/11	11.44%	2.25%
R4	3/30/11	11.68%	2.50%
R5	11/01/12	11.73%	6.15%
Comparative benchmarks
MSCI All Country World Index (f)		23.58%	10.46%
MFS Global Multi-Asset Blended Index (f)(w)		12.21%	4.76%
Barclays Global Bond Aggregate Index (f)		7.39%	3.39%
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (f)		4.44%	4.55%
Dow Jones-UBS Commodity Index (f)		8.21%	(6.27)%
FTSE EPRA/NAREIT Developed Real Estate Index (f)		14.38%	10.92%
Average annual with sales charge
A With initial Sales Charge (5.75%)		5.07%	0.41%
B With CDSC (Declining over six years from 4% to 0%) (v)		6.63%	0.60%
C With CDSC (1% for 12 months) (v)		9.63%	1.47%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
(w)	MFS Global Multi-Asset Blended Index is at a point in time and allocations during the period can change. As of June 30, 2014, the blended index was comprised of 35% Barclays Global Bond Aggregate Index, 30% MSCI All Country World Index, 15% Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, 15% Dow Jones-UBS Commodity Index, and 5% FTSE EPRA/NAREIT Developed Real Estate Index.

Performance Summary – continued

Benchmark Definitions

Barclays Global Bond Aggregate Index – provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index – measures the performance of inflation-protected securities issued by the U.S. Treasury.

Dow Jones-UBS Commodity Index (renamed Bloomberg Commodity Index effective July 1, 2014) – is designed to be a highly liquid and Diversified Benchmark For The Commodity Futures Market. The Index Tracks Trades On Futures Contracts For Physical Commodities, Such As Energy (petroleum, Gas), Precious Metals (gold, Silver), Industrial Metals (zinc, Copper), Grains (corn, Wheat), Livestock (live Cattle/Lean Hogs), Among Others, And Are Traded In A Variety Of Currencies.

FTSE EPRA/NAREIT Developed Real Estate Index – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

MSCI All Country World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, January 1, 2014 through June 30, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2014 through June 30, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 1/01/14	Ending Account Value 6/30/14	Expenses Paid During Period (p) 1/01/14-6/30/14
A	Actual	1.27%	$1,000.00	$1,050.32	$6.46
	Hypothetical (h)	1.27%	$1,000.00	$1,018.50	$6.36
B	Actual	2.02%	$1,000.00	$1,046.56	$10.25
	Hypothetical (h)	2.02%	$1,000.00	$1,014.78	$10.09
C	Actual	2.02%	$1,000.00	$1,045.38	$10.24
	Hypothetical (h)	2.02%	$1,000.00	$1,014.78	$10.09
I	Actual	1.02%	$1,000.00	$1,050.28	$5.19
	Hypothetical (h)	1.02%	$1,000.00	$1,019.74	$5.11
R1	Actual	2.02%	$1,000.00	$1,045.23	$10.24
	Hypothetical (h)	2.02%	$1,000.00	$1,014.78	$10.09
R2	Actual	1.52%	$1,000.00	$1,049.14	$7.72
	Hypothetical (h)	1.52%	$1,000.00	$1,017.26	$7.60
R3	Actual	1.27%	$1,000.00	$1,050.32	$6.46
	Hypothetical (h)	1.27%	$1,000.00	$1,018.50	$6.36
R4	Actual	1.02%	$1,000.00	$1,051.34	$5.19
	Hypothetical (h)	1.02%	$1,000.00	$1,019.74	$5.11
R5	Actual	0.99%	$1,000.00	$1,050.46	$5.03
	Hypothetical (h)	0.99%	$1,000.00	$1,019.89	$4.96

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

6/30/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 45.4%
Issuer	Shares/Par		Value ($)

Asset-Backed & Securitized - 1.5%
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49		$62,408	$67,896
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.366%, 12/11/49		30,000	31,638
Credit Suisse Commercial Mortgage Trust, “AM”, FRN, 5.865%, 6/15/39		32,000	34,277
Credit Suisse Mortgage Capital Certificate, 5.311%, 12/15/39		42,936	46,346
Goldman Sachs Mortgage Securities Corp., FRN, 5.802%, 8/10/45		63,564	70,388
Greenwich Capital Commercial Funding Corp., 5.475%, 3/10/39		25,000	26,929
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.99%, 6/15/49		63,042	69,325
JPMorgan Chase Commercial Mortgage Trust, 2007-LD11, “AM”, FRN, 5.99%, 6/15/49		40,577	43,178
Morgan Stanley Capital I Trust, “AM”, FRN, 5.869%, 4/15/49		30,000	31,949
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 6.14%, 2/15/51		50,000	54,712

			$476,638
Automotive - 0.5%
Delphi Corp., 5%, 2/15/23		$43,000	$46,222
Lear Corp., 5.375%, 3/15/24		5,000	5,138
Renault S.A., 3.625%, 9/19/18	EUR	15,000	22,058
Toyota Motor Credit Corp., 0.875%, 7/17/15		$50,000	50,295
TRW Automotive, Inc., 4.5%, 3/01/21 (n)		5,000	5,275
TRW Automotive, Inc., 4.45%, 12/01/23 (n)		9,000	9,225
Volkswagen International Finance N.V., 3.875% to 9/04/18, FRN to 9/29/49	EUR	10,000	14,430

			$152,643
Biotechnology - 0.2%
Life Technologies Corp., 6%, 3/01/20		$40,000	$46,751

Broadcasting - 0.2%
Discovery Communications, Inc., 4.875%, 4/01/43		$20,000	$20,170
SIRIUS XM Radio, Inc., 5.75%, 8/01/21 (n)		35,000	36,750

			$56,920
Building - 0.4%
Lafarge S.A., 6.625%, 11/29/18	EUR	50,000	$80,275
Mohawk Industries, Inc., 6.125%, 1/15/16		$25,000	26,906

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Building - continued
Owens Corning, Inc., 6.5%, 12/01/16		$5,000	$5,576
Owens Corning, Inc., 4.2%, 12/15/22		9,000	9,242

			$121,999
Business Services - 0.1%
Fidelity National Information Services, Inc., 3.875%, 6/05/24		$17,000	$17,081

Cable TV - 0.3%
Comcast Corp., 4.65%, 7/15/42		$16,000	$16,589
Cox Communications, Inc., 3.25%, 12/15/22 (n)		12,000	11,751
NBCUniversal Media LLC, 5.15%, 4/30/20		50,000	57,377
Shaw Communications, Inc., 5.65%, 10/01/19	CAD	10,000	10,666
Videotron Ltd., 5.375%, 6/15/24 (n)		$5,000	5,125

			$101,508
Chemicals - 0.4%
CF Industries, Inc., 5.15%, 3/15/34		$8,000	$8,523
Dow Chemical Co., 8.55%, 5/15/19		40,000	51,411
FMC Corp., 4.1%, 2/01/24		10,000	10,445
NOVA Chemicals Corp., 5.25%, 8/01/23 (n)		45,000	49,163

			$119,542
Computer Software - 0.1%
Oracle Corp., 3.4%, 7/08/24		$12,000	$11,973
VeriSign, Inc., 4.625%, 5/01/23		5,000	4,940

			$16,913
Conglomerates - 0.1%
Roper Industries, Inc., 1.85%, 11/15/17		$5,000	$5,042
Siemens Financierings N.V., 5.25% to 9/14/16, FRN to 9/14/66	EUR	10,000	14,782
Siemens Financierings N.V., 6.125% to 9/14/16, FRN to 9/14/66	GBP	5,000	9,199

			$29,023
Consumer Services - 0.0%
Service Corp. International, 5.375%, 5/15/24 (n)		$10,000	$10,225

Containers - 0.0%
Ball Corp., 5%, 3/15/22		$5,000	$5,125
Ball Corp., 4%, 11/15/23		7,000	6,668

			$11,793
Electronics - 0.0%
Tyco Electronics Group S.A., 2.375%, 12/17/18		$11,000	$11,086

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Emerging Market Quasi-Sovereign - 0.1%
Petroleos Mexicanos, 3.125%, 1/23/19 (z)		$12,000	$12,414
Petroleos Mexicanos, 5.5%, 1/21/21		20,000	22,450

			$34,864
Emerging Market Sovereign - 0.7%
Notas do Tesouro Nacional, 10%, 1/01/23	BRL	344,000	$139,626
Republic of Turkey, 8%, 2/14/34		$20,000	26,302
United Mexican States, 8.5%, 5/31/29	MXN	740,000	69,679

			$235,607
Energy - Independent - 0.1%
Apache Corp., 4.75%, 4/15/43		$7,000	$7,336
Cimarex Energy Co., 4.375%, 6/01/24		5,000	5,094
Continental Resources, Inc., 4.9%, 6/01/44 (n)		5,000	5,166
EOG Resources, Inc., 2.625%, 3/15/23		7,000	6,755

			$24,351
Energy - Integrated - 0.2%
Eni S.p.A., 4%, 6/29/20	EUR	50,000	$78,616

Financial Institutions - 0.2%
CIT Group, Inc., 3.875%, 2/19/19		$32,000	$32,499
General Electric Capital Corp., 3.1%, 1/09/23		14,000	13,890
International Lease Finance Corp., 7.125%, 9/01/18 (n)		13,000	15,080
SLM Corp., 6.25%, 1/25/16		11,000	11,688
SLM Corp., 4.875%, 6/17/19		2,000	2,061

			$75,218
Food & Beverages - 0.3%
Anheuser-Busch InBev S.A., 5.375%, 1/15/20		$50,000	$57,725
Conagra Foods, Inc., 3.2%, 1/25/23		17,000	16,386
Wm. Wrigley Jr. Co., 2.9%, 10/21/19 (n)		5,000	5,127

			$79,238
Forest & Paper Products - 0.1%
Georgia-Pacific LLC, 5.4%, 11/01/20 (n)		$25,000	$28,856

Gaming & Lodging - 0.0%
Wyndham Worldwide Corp., 5.625%, 3/01/21		$11,000	$12,398

Insurance - 0.4%
Aviva PLC, 5.7% to 9/29/15, FRN to 9/29/49	EUR	10,000	$14,155
CNP Assurances S.A., 6% to 9/14/20, FRN to 9/14/40	EUR	50,000	78,341
UnumProvident Corp., 6.85%, 11/15/15 (n)		$20,000	21,503

			$113,999

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Insurance - Property & Casualty - 0.4%
Aon Corp., 6.25%, 9/30/40		$20,000	$24,892
Berkshire Hathaway, Inc., 4.5%, 2/11/43		15,000	15,466
Chubb Corp., 6.375% to 4/15/17, FRN to 3/29/67		40,000	44,450
Clerical Medical Finance PLC, 4.25% to 6/24/15, FRN to 6/24/49	EUR	15,000	20,770
CNA Financial Corp., 3.95%, 5/15/24		$6,000	6,191
Marsh & McLennan Cos., Inc., 2.55%, 10/15/18		6,000	6,132
Marsh & McLennan Cos., Inc., 3.5%, 6/03/24		8,000	7,989
XL Group PLC, 6.5% to 4/15/17, FRN to 12/29/49		6,000	5,925

			$131,815
International Market Quasi-Sovereign - 0.1%
Statoil A.S.A., 4.25%, 11/23/41		$20,000	$20,162
Statoil A.S.A., FRN, 0.513%, 5/15/18		11,000	11,005

			$31,167
International Market Sovereign - 16.4%
Commonwealth of Australia, 5.75%, 5/15/21	AUD	307,000	$333,765
Federal Republic of Germany, 3.25%, 7/04/21	EUR	74,000	119,009
Federal Republic of Germany, 6.25%, 1/04/30	EUR	97,000	211,479
Federal Republic of Germany, 2.5%, 7/04/44	EUR	41,000	60,188
Government of Canada, 4.5%, 6/01/15	CAD	146,000	141,178
Government of Canada, 4.25%, 6/01/18	CAD	146,000	151,676
Government of Canada, 3.25%, 6/01/21	CAD	108,000	110,448
Government of Canada, 5.75%, 6/01/33	CAD	53,000	72,202
Government of Japan, 2%, 3/20/52	JPY	3,000,000	31,486
Government of Japan, 1.1%, 6/20/20	JPY	40,500,000	420,629
Government of Japan, 2.1%, 9/20/24	JPY	32,850,000	372,713
Government of Japan, 2.2%, 9/20/27	JPY	15,250,000	176,311
Government of Japan, 2.4%, 3/20/37	JPY	8,700,000	100,111
Government of New Zealand, 5%, 3/15/19	NZD	126,000	114,526
Government of Norway, 3.75%, 5/25/21	NOK	168,000	30,333
Kingdom of Belgium, 4.25%, 9/28/21	EUR	138,000	230,740
Kingdom of Belgium, 4%, 3/28/32	EUR	12,000	20,119
Kingdom of Denmark, 3%, 11/15/21	DKK	230,000	48,494
Kingdom of Spain, 5.4%, 1/31/23	EUR	29,000	48,777
Kingdom of Spain, 5.5%, 7/30/17	EUR	63,000	98,415
Kingdom of Spain, 4.6%, 7/30/19	EUR	174,000	276,141
Kingdom of Sweden, 5%, 12/01/20	SEK	735,000	135,118
Kingdom of Sweden, 3.5%, 6/01/22	SEK	220,000	37,793
Kingdom of the Netherlands, 3.5%, 7/15/20	EUR	159,000	253,595
Kingdom of the Netherlands, 5.5%, 1/15/28	EUR	56,000	110,486
Republic of Austria, 1.75%, 10/20/23	EUR	74,000	104,561
Republic of France, 6%, 10/25/25	EUR	13,000	25,468
Republic of France, 4.75%, 4/25/35	EUR	51,000	95,680

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
International Market Sovereign - continued
Republic of Ireland, 5.4%, 3/13/25 (e)	EUR	66,000	$114,513
Republic of Italy, 5.25%, 8/01/17	EUR	219,000	339,302
Republic of Italy, 3.75%, 3/01/21	EUR	214,000	325,703
Republic of Portugal, 4.45%, 6/15/18	EUR	82,000	122,325
Republic of Portugal, 4.8%, 6/15/20	EUR	37,000	56,171
United Kingdom Treasury, 5%, 3/07/18	GBP	107,000	205,096
United Kingdom Treasury, 4.25%, 12/07/27	GBP	16,000	31,129
United Kingdom Treasury, 4.25%, 3/07/36	GBP	64,000	125,001

			$5,250,681
Machinery & Tools - 0.1%
Case New Holland, Inc., 7.875%, 12/01/17		$13,000	$15,145
United Rentals North America, Inc., 5.75%, 11/15/24		5,000	5,194

			$20,339
Major Banks - 1.4%
Bank of America Corp., 7.625%, 6/01/19		$50,000	$61,759
Bank of America Corp., 4.125%, 1/22/24		12,000	12,372
Bank of America Corp., FRN, 5.2%, 12/31/49		3,000	2,873
Credit Agricole S.A., 7.875% to 10/26/19, FRN to 10/29/49	EUR	50,000	82,158
Goldman Sachs Group, Inc., 5.75%, 1/24/22		$32,000	37,030
JPMorgan Chase & Co., 4.25%, 10/15/20		40,000	43,393
JPMorgan Chase & Co., 6.75% to 2/01/24, FRN to 8/29/49		12,000	12,915
Morgan Stanley, 3.875%, 4/29/24		11,000	11,133
PNC Financial Services Group, Inc., FRN, 6.75%, 12/31/49		50,000	55,750
Regions Financial Corp., 2%, 5/15/18		14,000	13,951
Royal Bank of Scotland Group PLC, 6.934%, 4/09/18	EUR	50,000	79,246
Wells Fargo & Co., 2.1%, 5/08/17		$32,000	32,820
Wells Fargo & Co., 5.90% to 6/15/24, FRN to 12/29/49		12,000	12,729

			$458,129
Medical & Health Technology & Services - 0.3%
Davita, Inc., 6.625%, 11/01/20		$36,000	$38,250
Express Scripts Holding Co., 2.65%, 2/15/17		40,000	41,556
Fresenius US Finance II, Inc., 4.25%, 2/01/21 (n)		3,000	3,060

			$82,866
Metals & Mining - 0.4%
Barrick Gold Corp., 4.1%, 5/01/23		$10,000	$9,958
Barrick International (Barbados) Corp., 5.75%, 10/15/16 (n)		17,000	18,607
Cameco Corp., 5.67%, 9/02/19	CAD	20,000	21,140
Consol Energy, Inc., 5.875%, 4/15/22 (n)		$14,000	14,665
Plains Exploration & Production Co., 6.875%, 2/15/23		31,000	36,270
Southern Copper Corp., 6.75%, 4/16/40		21,000	22,833

			$123,473

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Midstream - 0.4%
Access Midstream Partner LP, 4.875%, 3/15/24		$10,000	$10,563
Enbridge, Inc., 3.19%, 12/05/22	CAD	10,000	9,392
Energy Transfer Partners LP, 4.65%, 6/01/21		$27,000	29,084
Energy Transfer Partners LP, 3.6%, 2/01/23		10,000	9,908
Enterprise Products Operating LLC, 3.9%, 2/15/24		6,000	6,207
ONEOK, Inc., 4.25%, 2/01/22		10,000	10,002
Spectra Energy Partners LP, 4.75%, 3/15/24		27,000	29,252
Sunoco Logistics Partners LP, 5.3%, 4/01/44		7,000	7,365
TransCanada PipeLines Ltd., 5.1%, 1/11/17	CAD	10,000	10,141
Williams Cos., Inc., 3.7%, 1/15/23		$15,000	14,429

			$136,343
Mortgage-Backed - 1.3%
Fannie Mae, 5.134%, 2/01/16		$27,492	$28,857
Fannie Mae, 5.732%, 7/01/16		24,674	26,733
Fannie Mae, 5.05%, 1/01/17		28,128	30,153
Fannie Mae, 4.5%, 3/01/34		88,727	96,400
Fannie Mae, 5.5%, 1/01/37		15,341	17,163
Fannie Mae, 6%, 12/01/37 - 6/01/38		13,463	15,150
Fannie Mae, 4%, 2/01/41		39,225	41,688
Fannie Mae, 3.5%, 5/01/43		76,641	79,158
Freddie Mac, 3.882%, 11/25/17		40,000	43,156
Freddie Mac, 2.313%, 3/25/20		24,000	24,274

			$402,732
Network & Telecom - 0.2%
British Telecom PLC, 5.75%, 12/07/28	GBP	5,000	$9,833
Deutsche Telekom International Finance B.V., 4.875%, 4/22/25	EUR	10,000	17,165
Verizon Communications, Inc., 5.15%, 9/15/23		$11,000	12,310
Verizon Communications, Inc., 6.4%, 9/15/33		9,000	11,024
Verizon Communications, Inc., 5.05%, 3/15/34		9,000	9,605
Verizon Communications, Inc., 6.55%, 9/15/43		12,000	15,101

			$75,038
Other Banks & Diversified Financials - 0.4%
Banco de Credito del Peru, 6.125% to 4/24/22, FRN to 4/24/27 (n)		$20,000	$21,300
BB&T Corp., 3.95%, 4/29/16		40,000	42,350
Citigroup, Inc., 6.125%, 5/15/18		15,000	17,282
Discover Bank, 4.25%, 3/13/26		8,000	8,309
Macquarie Group Ltd., 6.25%, 1/14/21 (n)		20,000	22,915
Rabobank Nederland N.V., 4%, 9/19/22	GBP	5,000	8,953
SunTrust Banks, Inc., 3.5%, 1/20/17		$9,000	9,529
U.S. Bancorp, 2.95%, 7/15/22		6,000	5,909

			$136,547

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Pharmaceuticals - 0.5%
AbbVie, Inc., 1.2%, 11/06/15		$50,000	$50,338
Celgene Corp., 1.9%, 8/15/17		13,000	13,190
Forest Laboratories, Inc., 4.375%, 2/01/19 (n)		27,000	29,128
Gilead Sciences, Inc., 3.7%, 4/01/24		13,000	13,339
Mylan, Inc., 2.55%, 3/28/19		4,000	4,029
Teva Pharmaceutical Finance B.V., 2.95%, 12/18/22		14,000	13,464
Valeant Pharmaceuticals International, Inc., 5.625%, 12/01/21 (n)		27,000	27,776
Valeant Pharmaceuticals International, Inc., 7.25%, 7/15/22 (n)		10,000	10,800
Watson Pharmaceuticals, Inc., 1.875%, 10/01/17		12,000	12,107

			$174,171
Printing & Publishing - 0.1%
Gannett Co., Inc., 5.125%, 10/15/19 (n)		$15,000	$15,525
Moody’s Corp., 4.875%, 2/15/24		16,000	17,126

			$32,651
Real Estate - Apartment - 0.0%
AvalonBay Communities, Inc., REIT, 3.625%, 10/01/20		$2,000	$2,088

Real Estate - Office - 0.0%
Boston Properties, Inc., REIT, 3.125%, 9/01/23		$14,000	$13,595

Real Estate - Retail - 0.2%
Hammerson PLC, REIT, 6%, 2/23/26	GBP	5,000	$10,023
Simon Property Group, Inc., REIT, 5.65%, 2/01/20		$50,000	58,414
WEA Finance LLC/WT Finance Australia, 3.375%, 10/03/22 (n)		7,000	7,433

			$75,870
Restaurants - 0.0%
YUM! Brands, Inc., 5.35%, 11/01/43		$8,000	$8,763

Retailers - 0.3%
Gap, Inc., 5.95%, 4/12/21		$30,000	$34,719
Home Depot, Inc., 5.95%, 4/01/41		25,000	31,332
Limited Brands, Inc., 7%, 5/01/20		25,000	28,719

			$94,770
Telecommunications - Wireless - 0.2%
American Tower Corp., REIT, 4.7%, 3/15/22		$4,000	$4,301
American Tower Corp., REIT, 3.5%, 1/31/23		11,000	10,787
Crown Castle International Corp., 5.25%, 1/15/23		35,000	36,488
Rogers Communications, Inc., 5%, 3/15/44		6,000	6,257

			$57,833

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Telephone Services - 0.1%
TELUS Corp., 5.05%, 7/23/20	CAD	20,000	$21,033

Tobacco - 0.1%
Altria Group, Inc., 2.85%, 8/09/22		$30,000	$28,869
Lorillard Tobacco Co., 8.125%, 6/23/19		14,000	17,455

			$46,324
Transportation - Services - 0.1%
ERAC USA Finance Co., 2.75%, 3/15/17 (n)		$5,000	$5,156
ERAC USA Finance Co., 7%, 10/15/37 (n)		20,000	26,207

			$31,363
U.S. Government Agencies and Equivalents - 0.3%
Small Business Administration, 4.57%, 6/01/25		$46,761	$49,650
Small Business Administration, 2.22%, 3/01/33		36,167	34,857

			$84,507
U.S. Treasury Obligations - 15.6%
U.S. Treasury Bonds, 6.875%, 8/15/25		$46,000	$65,168
U.S. Treasury Bonds, TIPS, 0.125%, 4/15/17 (f)		221,279	228,886
U.S. Treasury Bonds, TIPS, 1.625%, 1/15/18		64,503	70,354
U.S. Treasury Bonds, TIPS, 1.125%, 1/15/21 (f)		164,730	178,436
U.S. Treasury Bonds, TIPS, 0.375%, 7/15/23		234,303	238,843
U.S. Treasury Bonds, TIPS, 0.625%, 1/15/24		213,366	221,101
U.S. Treasury Bonds, TIPS, 2.375%, 1/15/25 (f)		142,120	172,176
U.S. Treasury Bonds, TIPS, 2%, 1/15/26		95,556	112,584
U.S. Treasury Bonds, TIPS, 2.375%, 1/15/27 (f)		83,466	102,422
U.S. Treasury Bonds, TIPS, 1.75%, 1/15/28		99,583	114,645
U.S. Treasury Bonds, TIPS, 3.625%, 4/15/28 (f)		92,343	129,684
U.S. Treasury Bonds, TIPS, 2.5%, 1/15/29 (f)		72,877	91,951
U.S. Treasury Bonds, TIPS, 3.875%, 4/15/29		77,873	113,841
U.S. Treasury Bonds, TIPS, 3.375%, 4/15/32		32,055	46,287
U.S. Treasury Bonds, TIPS, 2.125%, 2/15/40		44,971	57,215
U.S. Treasury Bonds, TIPS, 2.125%, 2/15/41 (f)		48,716	62,470
U.S. Treasury Bonds, TIPS, 0.75%, 2/15/42		88,130	82,960
U.S. Treasury Bonds, TIPS, 0.625%, 2/15/43		67,025	60,846
U.S. Treasury Bonds, TIPS, 1.375%, 2/15/44		69,171	76,077
U.S. Treasury Notes, 3.5%, 5/15/20		112,000	122,456
U.S. Treasury Notes, 2.75%, 2/15/24		316,000	323,184
U.S. Treasury Notes, TIPS, 1.875%, 7/15/15		12,188	12,659
U.S. Treasury Notes, TIPS, 2%, 1/15/16		105,112	110,819
U.S. Treasury Notes, TIPS, 0.125%, 4/15/16 (f)		226,622	232,571
U.S. Treasury Notes, TIPS, 2.5%, 7/15/16		90,390	98,088
U.S. Treasury Notes, TIPS, 2.375%, 1/15/17		97,573	106,743

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
U.S. Treasury Obligations - continued
U.S. Treasury Notes, TIPS, 2.625%, 7/15/17		$66,344	$74,269
U.S. Treasury Notes, TIPS, 0.125%, 4/15/18 (f)		269,725	278,617
U.S. Treasury Notes, TIPS, 1.375%, 7/15/18		75,858	82,887
U.S. Treasury Notes, TIPS, 2.125%, 1/15/19		75,086	84,565
U.S. Treasury Notes, TIPS, 0.125%, 4/15/19		94,093	96,886
U.S. Treasury Notes, TIPS, 1.875%, 7/15/19		98,818	111,232
U.S. Treasury Notes, TIPS, 1.375%, 1/15/20 (f)		105,246	115,441
U.S. Treasury Notes, TIPS, 1.25%, 7/15/20		139,144	152,482
U.S. Treasury Notes, TIPS, 0.625%, 7/15/21		183,024	192,790
U.S. Treasury Notes, TIPS, 0.125%, 1/15/22 (f)		197,966	199,281
U.S. Treasury Notes, TIPS, 0.125%, 7/15/22 (f)		187,626	188,901
U.S. Treasury Notes, TIPS, 0.125%, 1/15/23 (f)		206,443	205,733

			$5,015,550
Utilities - Electric Power - 0.2%
CMS Energy Corp., 5.05%, 3/15/22		$15,000	$17,049
E.ON International Finance B.V., 6.375%, 6/07/32	GBP	5,000	10,471
Empresa Nacional de Electricidad S.A., 4.25%, 4/15/24		$3,000	3,017
PPL Capital Funding, Inc., 5%, 3/15/44		6,000	6,458
PPL WEM Holdings PLC, 5.375%, 5/01/21 (n)		4,000	4,499
Progress Energy, Inc., 7.05%, 3/15/19		30,000	36,616

			$78,110
Utilities - Water - 0.4%
Veolia Environnement S.A., 4.45% to 4/16/18, FRN to 1/29/49	EUR	100,000	$141,894
Total Bonds (Identified Cost, $14,011,820)			$14,582,921

Common Stocks - 31.5%
Aerospace - 0.8%
Honeywell International, Inc.		909	$84,494
Precision Castparts Corp.		294	74,206
United Technologies Corp.		734	84,740

			$243,440
Alcoholic Beverages - 0.3%
Pernod Ricard S.A.		719	$86,343

Apparel Manufacturers - 0.7%
Li & Fung Ltd.		48,000	$71,098
LVMH Moet Hennessy Louis Vuitton S.A.		338	65,166
NIKE, Inc., “B”		584	45,289
PVH Corp.		388	45,241

			$226,794

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Automotive - 0.7%
Delphi Automotive PLC	1,301	$89,431
DENSO Corp.	1,000	47,727
Guangzhou Automobile Group Co. Ltd., “H”	34,000	39,394
Kia Motors Corp.	1,048	58,625

		$235,177
Biotechnology - 0.3%
Biogen Idec, Inc. (a)	288	$90,809

Broadcasting - 0.8%
Twenty-First Century Fox, Inc.	2,972	$104,466
Walt Disney Co.	1,087	93,199
WPP PLC	3,013	65,693

		$263,358
Brokerage & Asset Managers - 0.6%
BlackRock, Inc.	221	$70,632
Franklin Resources, Inc.	829	47,949
Intercontinental Exchange, Inc.	314	59,315

		$177,896
Business Services - 0.6%
Accenture PLC, “A”	814	$65,804
Cognizant Technology Solutions Corp., “A” (a)	1,215	59,426
Fidelity National Information Services, Inc.	980	53,645

		$178,875
Cable TV - 0.4%
Comcast Corp., “Special A”	1,387	$73,969
Time Warner Cable, Inc.	272	40,066

		$114,035
Chemicals - 0.1%
Monsanto Co.	347	$43,285

Computer Software - 0.6%
Citrix Systems, Inc. (a)	621	$38,844
Dassault Systems S.A.	119	15,310
Oracle Corp.	1,331	53,945
Qlik Technologies, Inc. (a)	1,165	26,352
Salesforce.com, Inc. (a)	1,115	64,759

		$199,210

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - Systems - 1.0%
Apple, Inc. (s)	680	$63,192
CDW Corp.	796	25,376
EMC Corp. (s)	3,388	89,240
Hewlett-Packard Co. (s)	3,466	116,735
NCR Corp. (a)	689	24,177

		$318,720
Conglomerates - 0.4%
Hutchison Whampoa Ltd.	4,000	$54,707
Roper Industries, Inc.	537	78,407

		$133,114
Construction - 0.2%
Sherwin-Williams Co.	326	$67,453

Consumer Products - 0.4%
Colgate-Palmolive Co.	1,220	$83,180
L’Oreal S.A.	340	58,591

		$141,771
Consumer Services - 0.2%
Priceline Group, Inc. (a)	46	$55,338

Containers - 0.1%
Crown Holdings, Inc. (a)	757	$37,668

Electrical Equipment - 0.8%
Danaher Corp. (s)	1,770	$139,352
Siemens AG	557	73,562
W.W. Grainger, Inc.	183	46,531

		$259,445
Electronics - 0.9%
Altera Corp.	2,029	$70,528
MediaTek, Inc.	2,000	33,827
Mellanox Technologies Ltd. (a)	621	21,648
Microchip Technology, Inc.	1,116	54,472
NXP Semiconductors N.V. (a)	796	52,679
Taiwan Semiconductor Manufacturing Co. Ltd.	13,000	55,077
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	780	16,684

		$304,915
Energy - Independent - 1.4%
Anadarko Petroleum Corp.	776	$84,949
Cabot Oil & Gas Corp.	1,601	54,658

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Independent - continued
Cairn Energy PLC (a)	2,826	$9,673
Cenovus Energy, Inc.	1,000	32,416
EOG Resources, Inc.	773	90,333
INPEX Corp.	3,000	45,605
Occidental Petroleum Corp.	521	53,470
Oil Search Ltd.	3,310	30,182
Pioneer Natural Resources Co.	203	46,651

		$447,937
Energy - Integrated - 1.3%
BG Group PLC	3,379	$71,418
Exxon Mobil Corp. (s)	1,575	158,571
Petroleo Brasileiro S.A., ADR	2,164	31,659
Royal Dutch Shell PLC, “A”	4,085	169,079

		$430,727
Engineering - Construction - 0.2%
Fluor Corp.	328	$25,223
JGC Corp.	1,000	30,384

		$55,607
Food & Beverages - 1.4%
Coca-Cola Co.	2,718	$115,134
Groupe Danone	1,152	85,560
M. Dias Branco S.A. Industria e Comercio de Alimentos	874	38,655
Mondelez International, Inc.	2,235	84,058
Nestle S.A.	1,263	97,844
Want Want China Holdings Ltd.	12,000	17,248

		$438,499
Food & Drug Stores - 0.4%
CVS Caremark Corp.	1,048	$78,988
Sundrug Co. Ltd.	800	35,615

		$114,603
Gaming & Lodging - 0.2%
Sands China Ltd.	10,400	$78,566

General Merchandise - 0.5%
Dollarama, Inc.	835	$68,745
Target Corp. (s)	1,426	82,637

		$151,382

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Insurance - 1.2%
AIA Group Ltd.	18,200	$91,465
American International Group, Inc.	1,535	83,780
Hiscox Ltd.	5,033	60,897
ING Groep N.V. (a)	3,521	49,467
MetLife, Inc.	1,592	88,452

		$374,061
Internet - 1.1%
eBay, Inc. (a)	862	$43,152
Facebook, Inc., “A “ (a)	993	66,819
Google, Inc., “A” (a)(s)	157	91,793
Google, Inc., “C” (a)	118	67,883
LinkedIn Corp., “A” (a)	274	46,983
Yelp, Inc. (a)	359	27,528

		$344,158
Machinery & Tools - 0.8%
Atlas Copco AB, “A”	1,932	$55,836
Eaton Corp. PLC	1,029	79,418
Joy Global, Inc.	1,061	65,336
Schindler Holding AG	300	45,602

		$246,192
Major Banks - 2.0%
BNP Paribas	774	$52,510
Goldman Sachs Group, Inc.	351	58,771
HSBC Holdings PLC	5,276	53,535
JPMorgan Chase & Co. (s)	1,884	108,556
Morgan Stanley	1,728	55,866
Royal Bank of Scotland Group PLC (a)	7,075	39,763
Standard Chartered PLC	3,559	72,725
State Street Corp.	738	49,638
Sumitomo Mitsui Financial Group, Inc.	1,500	62,840
Wells Fargo & Co.	1,951	102,545

		$656,749
Medical & Health Technology & Services - 0.1%
Kobayashi Pharmaceutical Co. Ltd.	700	$44,430

Medical Equipment - 1.3%
Abbott Laboratories	2,407	$98,446
Covidien PLC	563	50,771
DENTSPLY International, Inc.	1,281	60,655
Sonova Holding AG	330	50,348

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Medical Equipment - continued
Stryker Corp.	722	$60,879
Terumo Corp.	100	2,236
Thermo Fisher Scientific, Inc. (s)	761	89,798

		$413,133
Metals & Mining - 0.4%
Iluka Resources Ltd.	2,936	$22,508
Rio Tinto Ltd.	1,861	99,003

		$121,511
Natural Gas - Distribution - 0.4%
Centrica PLC	8,225	$44,002
GDF SUEZ	1,834	50,490
Tokyo Gas Co. Ltd.	6,000	35,062

		$129,554
Natural Gas - Pipeline - 0.2%
Williams Cos., Inc.	941	$54,776

Oil Services - 0.5%
Cameron International Corp. (a)	621	$42,048
Schlumberger Ltd.	577	68,057
Technip	330	36,100

		$146,205
Other Banks & Diversified Financials - 2.7%
American Express Co.	786	$74,568
BB&T Corp.	1,126	44,398
DBS Group Holdings Ltd.	7,000	94,033
Discover Financial Services	807	50,018
Erste Group Bank AG	1,598	51,684
HDFC Bank Ltd., ADR	1,737	81,326
Julius Baer Group Ltd.	1,078	44,443
Kasikornbank PLC, NVDR	8,800	55,314
KBC Group N.V. (a)	1,032	56,171
Sberbank of Russia, ADR	4,280	43,356
UBS AG	5,231	95,972
UniCredit S.p.A.	6,720	56,268
Visa, Inc., “A” (s)	505	106,409

		$853,960
Pharmaceuticals - 1.7%
Actavis PLC (a)	463	$103,272
Bayer AG	696	98,305

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Pharmaceuticals - continued
Novartis AG	1,932	$174,943
Santen Pharmaceutical Co. Ltd.	1,400	78,772
Valeant Pharmaceuticals International, Inc. (a)	645	81,347

		$536,639
Railroad & Shipping - 0.2%
Union Pacific Corp.	804	$80,199

Real Estate - 0.2%
Intu Properties PLC, REIT	7,880	$42,022
Mitsui Fudosan Co. Ltd.	1,000	33,720

		$75,742
Restaurants - 0.2%
McDonald’s Corp.	674	$67,899

Specialty Chemicals - 0.9%
Akzo Nobel N.V.	891	$66,798
JSR Corp.	3,100	53,184
LG Chemical Ltd.	191	55,877
Linde AG	338	71,876
W.R. Grace & Co. (a)	505	47,738

		$295,473
Specialty Stores - 0.1%
Urban Outfitters, Inc. (a)	1,310	$44,357

Telecommunications - Wireless - 0.7%
American Tower Corp., REIT	667	$60,017
KDDI Corp.	1,500	91,491
Mobile TeleSystems OJSC	3,785	33,646
Turkcell Iletisim Hizmetleri A.S. (a)	5,018	31,383
Vodafone Group PLC	4,666	15,572

		$232,109
Telephone Services - 0.5%
BT Group PLC	5,261	$34,655
TDC A.S.	4,274	44,233
Telecom Italia S.p.A. - Savings Shares	29,909	29,549
Telefonica Brasil S.A., ADR	1,347	27,627
Verizon Communications, Inc.	689	33,713

		$169,777
Tobacco - 0.3%
Japan Tobacco, Inc.	2,800	$102,072

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Trucking - 0.1%
Yamato Holdings Co. Ltd.	1,900	$39,367

Utilities - Electric Power - 0.6%
CMS Energy Corp.	3,244	$101,051
Edison International	884	51,369
Energias do Brasil S.A.	5,824	28,599

		$181,019
Total Common Stocks (Identified Cost, $7,878,231)		$10,104,349

Underlying Affiliated Funds - 20.2%
MFS Commodity Strategy Fund - Class R5 (v)	512,603	$4,644,187
MFS Global Real Estate Fund - Class R5 (v)	113,231	1,819,619
Total Underlying Affiliated Funds (Identified Cost, $6,809,462)		$6,463,806

Issuer/Expiration Date/Strike Price	Par Amount/ Number of Contracts
Put Options Purchased - 0.4%
Intel Corp. - October 2014 @ $31	6	$858
S&P 500 Index - December 2014 @ $1,775	44	110,000
Total Put Options Purchased (Premiums Paid, $111,345)		$110,858

Call Options Purchased - 0.0%
USD Currency - August 2014 @ NZD 1.23 (Premiums Paid, $12,327)	$2,817,512	$189

Issuer	Shares/Par
Money Market Funds - 2.4%
MFS Institutional Money Market Portfolio, 0.08%, at Cost and Net Asset Value (v)	784,795	$784,795
Total Investments (Identified Cost, $29,607,980)		$32,046,918

Issuer/Expiration Date/Strike Price	Number of Contracts
Put Options Written - (0.1)%
S&P 500 Index - December 2014 @ $1,575 (Premiums Received, $35,064)	(44)	$(35,200)

Other Assets, Less Liabilities - 0.2%		48,407
Net Assets - 100.0%		$32,095,325

Portfolio of Investments – continued

(a)	Non-income producing security.
(e)	Guaranteed by Minister for Finance of Ireland.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $410,317, representing 1.3% of net assets.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and certain derivative transactions. At June 30, 2014, the fund had no short sales outstanding.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Petroleos Mexicanos, 3.125%, 1/23/19	1/15/14	$12,000	$12,414
% of Net assets			0%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
NVDR	Non-Voting Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Security

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
ILS	Israeli Sheqel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar

Portfolio of Investments – continued

PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRL	Turkish Lira
ZAR	South African Rand

Derivative Contracts at 6/30/14

Forward Foreign Currency Exchange Contracts at 6/30/14

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	AUD	Goldman Sachs International	13,000	7/11/14	$12,005	$12,251	$246
BUY	AUD	JPMorgan Chase Bank N.A.	966,713	8/12/14	892,000	908,902	16,902
BUY	CAD	Goldman Sachs International	148,147	7/11/14	138,195	138,809	614
BUY	CAD	JPMorgan Chase Bank N.A.	839,093	7/11/14-8/12/14	765,698	785,606	19,908
BUY	CAD	Merrill Lynch International	111,053	7/11/14	103,168	104,053	885
SELL	CHF	Credit Suisse Group	7,500	7/11/14	8,490	8,458	32
SELL	CHF	Deutsche Bank AG	7,500	7/11/14	8,491	8,458	33
SELL	CHF	JPMorgan Chase Bank N.A.	1,074,895	8/12/14	1,225,599	1,212,517	13,082
BUY	DKK	Goldman Sachs International	18,000	7/11/14	3,282	3,306	24
BUY	EUR	Barclays Bank PLC	10,793	7/11/14	14,688	14,780	92
BUY	EUR	Citibank N.A.	12,000	7/11/14	16,284	16,432	148
BUY	EUR	Deutsche Bank AG	85,855	7/11/14	116,749	117,566	817
BUY	EUR	Goldman Sachs International	10,000	7/11/14	13,666	13,693	27
BUY	EUR	JPMorgan Chase Bank N.A.	35,000	7/11/14	47,664	47,927	263

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 6/30/14 – continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives – continued
BUY	EUR	Morgan Stanley Capital Services, Inc.	75,186	7/11/14	$101,742	$102,956	$1,214
SELL	EUR	Barclays Bank PLC	272,107	7/11/14	373,810	372,608	1,202
SELL	EUR	Credit Suisse Group	15,670	7/11/14	21,743	21,458	285
SELL	EUR	Deutsche Bank AG	152,595	7/11/14	209,408	208,955	453
SELL	EUR	Goldman Sachs International	12,349	7/11/14	17,051	16,910	141
BUY	GBP	Barclays Bank PLC	5,874	7/11/14	9,976	10,052	76
BUY	GBP	Citibank N.A.	6,000	7/11/14	10,125	10,268	143
BUY	GBP	Credit Suisse Group	65,718	7/11/14	109,928	112,462	2,534
BUY	GBP	Goldman Sachs International	255,654	7/11/14-8/12/14	430,820	437,389	6,569
BUY	GBP	Merrill Lynch International	65,718	7/11/14	109,937	112,462	2,525
BUY	ILS	JPMorgan Chase Bank N.A.	45,000	7/08/14	13,038	13,113	75
SELL	ILS	JPMorgan Chase Bank N.A.	45,000	7/08/14	13,124	13,113	11
BUY	INR	Barclays Bank PLC	3,085,000	7/09/14	50,887	51,208	321
SELL	INR	JPMorgan Chase Bank N.A.	3,014,000	7/03/14	50,133	50,100	33
BUY	JPY	Barclays Bank PLC	2,000,000	7/11/14	19,289	19,744	455
BUY	JPY	Citibank N.A.	1,090,000	7/11/14	10,737	10,760	23
BUY	JPY	Credit Suisse Group	2,152,000	7/11/14	20,987	21,244	257
BUY	JPY	Deutsche Bank AG	32,103,281	7/11/14	315,111	316,919	1,808
BUY	JPY	Goldman Sachs International	34,618,282	7/11/14	339,730	341,746	2,016

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 6/30/14 – continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives – continued
BUY	JPY	JPMorgan Chase Bank N.A.	158,503,389	8/12/14	$1,550,670	$1,565,086	$14,416
BUY	JPY	Morgan Stanley Capital Services, Inc.	5,284,572	7/11/14	51,859	52,168	309
BUY	KRW	JPMorgan Chase Bank N.A.	127,309,000	7/21/14	123,375	125,735	2,360
BUY	MYR	Barclays Bank PLC	62,709	8/06/14	19,310	19,479	169
SELL	NOK	Barclays Bank PLC	187,000	7/11/14	31,088	30,476	612
SELL	NOK	Citibank N.A.	141,000	7/11/14	23,441	22,980	461
SELL	NOK	Deutsche Bank AG	420,000	7/11/14	69,832	68,450	1,382
SELL	NOK	Goldman Sachs International	126,012	7/11/14	21,000	20,537	463
SELL	NOK	JPMorgan Chase Bank N.A.	5,152,413	8/12/14	857,000	838,721	18,279
SELL	NOK	UBS AG	166,000	7/11/14	27,606	27,054	552
BUY	NZD	Barclays Bank PLC	19,351	7/11/14	16,608	16,929	321
BUY	NZD	Westpac Banking Corp.	61,000	7/11/14	52,046	53,365	1,319
BUY	PHP	JPMorgan Chase Bank N.A.	4,681,000	7/30/14	106,532	107,179	647
SELL	SEK	Citibank N.A.	18,000	7/11/14	2,737	2,694	43
SELL	SEK	Deutsche Bank AG	151,000	7/11/14	22,953	22,597	356
SELL	SEK	Goldman Sachs International	749,148	7/11/14	114,751	112,110	2,641
SELL	SEK	JPMorgan Chase Bank N.A.	959,997	7/11/14-8/12/14	146,220	143,621	2,599

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 6/30/14 – continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives – continued
BUY	SGD	Citibank N.A.	24,000	7/11/14	$19,159	$19,248	$89
BUY	THB	JPMorgan Chase Bank N.A.	772,460	8/06/14	23,561	23,764	203
BUY	ZAR	Deutsche Bank AG	288,000	7/11/14	26,715	27,040	325

							$120,760

Liability Derivatives
SELL	AUD	Barclays Bank PLC	55,403	7/11/14	$51,129	$52,208	$(1,079)
SELL	AUD	JPMorgan Chase Bank N.A.	659,540	8/12/14	607,528	620,097	(12,569)
SELL	AUD	Morgan Stanley Capital Services, Inc.	5,000	7/11/14	4,687	4,712	(25)
SELL	AUD	Westpac Banking Corp.	149,122	7/11/14	137,260	140,524	(3,264)
SELL	BRL	Barclays Bank PLC	317,583	8/04/14	139,468	142,392	(2,924)
SELL	CAD	Barclays Bank PLC	14,441	7/11/14	13,402	13,531	(129)
SELL	CAD	Deutsche Bank AG	45,000	7/11/14	41,093	42,163	(1,070)
SELL	CAD	JPMorgan Chase Bank N.A.	643,668	8/12/14	586,184	602,621	(16,437)
SELL	CAD	Merrill Lynch International	506,210	7/11/14	459,547	474,298	(14,751)
SELL	CAD	Morgan Stanley Capital Services, Inc.	6,000	7/11/14	5,521	5,622	(101)
SELL	CAD	UBS AG	3,000	7/11/14	2,810	2,811	(1)
SELL	CHF	Credit Suisse Group	6,000	7/11/14	6,692	6,766	(74)
SELL	CHF	JPMorgan Chase Bank N.A.	1,281,822	8/12/14	1,432,000	1,445,937	(13,937)
BUY	CZK	Citibank N.A.	248,000	7/11/14	12,469	12,374	(95)
BUY	DKK	Barclays Bank PLC	93,600	7/11/14	17,309	17,191	(118)
BUY	DKK	UBS AG	93,600	7/11/14	17,311	17,191	(120)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 6/30/14 – continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives – continued
SELL	DKK	UBS AG	267,345	7/11/14	$48,709	$49,103	$(394)
BUY	EUR	Citibank N.A.	11,000	7/11/14	15,271	15,063	(208)
BUY	EUR	Credit Suisse Group	11,000	7/11/14	15,235	15,063	(172)
BUY	EUR	Deutsche Bank AG	4,875	7/11/14	6,787	6,676	(111)
BUY	EUR	Goldman Sachs International	580,329	7/11/14-8/12/14	805,132	794,754	(10,378)
SELL	EUR	Barclays Bank PLC	30,067	7/11/14	40,786	41,173	(387)
SELL	EUR	Citibank N.A.	67,439	7/11/14	91,622	92,347	(725)
SELL	EUR	Deutsche Bank AG	77,062	7/11/14	104,825	105,524	(699)
SELL	EUR	Goldman Sachs International	851,567	8/12/14	1,160,000	1,166,231	(6,231)
SELL	EUR	Royal Bank of Scotland Group PLC	57,000	7/11/14	77,105	78,053	(948)
SELL	GBP	Deutsche Bank AG	4,000	7/11/14	6,805	6,845	(40)
SELL	GBP	Goldman Sachs International	14,000	7/11/14	23,550	23,958	(408)
SELL	GBP	JPMorgan Chase Bank N.A.	218,407	8/12/14	368,151	373,662	(5,511)
BUY	ILS	JPMorgan Chase Bank N.A.	45,000	10/01/14	13,121	13,108	(13)
BUY	INR	JPMorgan Chase Bank N.A.	6,028,000	7/03/14-8/04/14	100,615	99,826	(789)
SELL	JPY	Goldman Sachs International	12,178,261	7/11/14	119,143	120,222	(1,079)
SELL	MXN	JPMorgan Chase Bank N.A.	379,793	7/21/14	29,185	29,236	(51)
BUY	NOK	Deutsche Bank AG	771,000	7/11/14	128,516	125,654	(2,862)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 6/30/14 – continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives – continued
BUY	NOK	Goldman Sachs International	3,651,252	8/12/14	$610,544	$594,359	$(16,185)
BUY	NOK	JPMorgan Chase Bank N.A.	6,406,670	7/11/14-8/12/14	1,072,006	1,042,925	(29,081)
SELL	NZD	Barclays Bank PLC	53,932	7/11/14	45,647	47,182	(1,535)
SELL	NZD	Goldman Sachs International	145,435	7/11/14	123,700	127,231	(3,531)
SELL	NZD	JPMorgan Chase Bank N.A.	304,555	8/12/14	262,199	265,653	(3,454)
SELL	PHP	JPMorgan Chase Bank N.A.	4,681,000	7/30/14	106,550	107,179	(629)
BUY	PLN	JPMorgan Chase Bank N.A.	81,039	8/11/14	26,736	26,616	(120)
BUY	SEK	Credit Suisse Group	3,000	7/11/14	451	449	(2)
BUY	SEK	Deutsche Bank AG	357,000	7/11/14	53,624	53,425	(199)
BUY	SEK	Goldman Sachs International	1,130,659	8/12/14	172,301	169,142	(3,159)
BUY	SEK	JPMorgan Chase Bank N.A.	4,321,548	8/12/14	649,000	646,485	(2,515)

							$(158,110)

Futures Contracts Outstanding at 6/30/14

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
AEX Index (Short)	EUR	4	$452,691	July - 2014	$2,338
Hang Seng Index (Long)	HKD	9	1,341,453	July - 2014	118
KOSPI 200 Index (Short)	KRW	3	386,341	September - 2014	3,087
OMX 30 Index (Short)	SEK	29	598,746	July - 2014	8,397

Portfolio of Investments – continued

Futures Contracts Outstanding at 6/30/14 – continued

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives – continued
Equity Futures – continued
MSCI Singapore Index (Long)	SGD	10	$594,274	July - 2014	$1,059
MSCI Taiwan Index (Long)	USD	22	731,280	July - 2014	13,513
SGX CNX Nifty Index (Long)	USD	32	488,096	July - 2014	2,732
FTSE/JSE Top 40 Index (Long)	ZAR	16	693,108	September - 2014	3,821

					$35,065

Interest Rate Futures
Canadian Government Bond 10 yr (Long)	CAD	7	$892,048	September - 2014	$7,518
UK Long Gilt Bond (Long)	GBP	10	1,881,171	September - 2014	1,155

					$8,673

					$43,738

Liability Derivatives
Equity Futures
ASX SPI 200 Index (Short)	AUD	16	$2,019,421	September - 2014	$(1,192)
Bovespa Index (Long)	BRL	23	558,850	August - 2014	(22,966)
CAC 40 Index (Long)	EUR	1	60,550	July - 2014	(1,900)
DAX Index (Long)	EUR	3	1,012,546	September - 2014	(11,255)
FTSE/MIB Index (Long)	EUR	13	1,896,063	September - 2014	(75,890)
IBEX 35 Index (Long)	EUR	12	1,783,733	July - 2014	(24,097)
Hang Seng China Enterprises Index (Long)	HKD	20	1,321,480	July - 2014	(6,405)
Nikkei 225 Index (Short)	JPY	13	1,945,412	September - 2014	(2,972)
Russell 2000 Mini Index (Short)	USD	19	2,261,570	September - 2014	(55,537)
E-Mini S&P 500 Index (Short)	USD	10	976,200	September - 2014	(7,905)

					$(210,119)

Interest Rate Futures
Australian Treasury Bond 10 yr (Short)	AUD	8	$908,795	September - 2014	$(18,496)
German Euro Bund (Short)	EUR	12	2,415,610	September - 2014	(38,683)

Portfolio of Investments – continued

Futures Contracts Outstanding at 6/30/14 – continued

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives – continued
Interest Rate Futures – continued
Japanese Government Bond 10 yr (Short)	JPY	4	$5,750,950	September - 2014	$(22,566)
U.S. Treasury Note 10 yr (Long)	USD	41	5,132,047	September - 2014	(21,026)

					$(100,771)

					$(310,890)

At June 30, 2014, the fund had cash collateral of $14,383 and liquid securities with an aggregate value of $2,052,735 to cover any commitments for securities sold short and/or certain derivative contracts. Cash collateral is comprised of “Deposits with brokers” on the Statement of Assets and Liabilities.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 6/30/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $22,013,723)	$24,798,317
Underlying affiliated funds, at value (identified cost, $7,594,257)	7,248,601
Total investments, at value (identified cost, $29,607,980)	$32,046,918
Foreign currency, at value (identified cost, $5,005)	5,009
Deposits with brokers	14,383
Receivables for
Forward foreign currency exchange contracts	120,760
Premiums on options written	35,064
Daily variation margin on open futures contracts	22,260
Investments sold	231,475
TBA sale commitments	96,840
Fund shares sold	1,272
Interest and dividends	175,326
Receivable from investment adviser	25,180
Other assets	189
Total assets	$32,774,676
Liabilities
Payables for
Forward foreign currency exchange contracts	$158,110
Daily variation margin on open futures contracts	494
Investments purchased	234,435
TBA purchase commitments	96,334
Fund shares reacquired	47,398
Written options outstanding, at value (premiums received, $35,064)	35,200
Payable to affiliates
Shareholder servicing costs	7,674
Distribution and service fees	588
Payable for independent Trustees’ compensation	11
Accrued expenses and other liabilities	99,107
Total liabilities	$679,351
Net assets	$32,095,325
Net assets consist of
Paid-in capital	$30,351,641
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	2,135,467
Accumulated net realized gain (loss) on investments and foreign currency	(493,780)
Undistributed net investment income	101,997
Net assets	$32,095,325
Shares of beneficial interest outstanding	3,085,498

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$7,468,786	718,359	$10.40
Class B	932,659	90,945	10.26
Class C	2,393,419	233,475	10.25
Class I	19,533,957	1,872,601	10.43
Class R1	104,894	10,202	10.28
Class R2	110,426	10,643	10.38
Class R3	1,332,338	128,295	10.38
Class R4	108,364	10,389	10.43
Class R5	110,482	10,589	10.43

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $11.03 [100 / 94.25 x $10.40]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 6/30/14

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$411,701
Dividends	208,656
Dividends from underlying affiliated funds	69,124
Foreign taxes withheld	(10,398)
Total investment income	$679,083
Expenses
Management fee	$228,600
Distribution and service fees	51,704
Shareholder servicing costs	18,168
Administrative services fee	17,500
Independent Trustees’ compensation	1,193
Custodian fee	70,228
Shareholder communications	19,261
Audit and tax fees	69,433
Legal fees	611
Registration fees	113,060
Dividend and interest expense on securities sold short	454
Miscellaneous	29,129
Total expenses	$619,341
Fees paid indirectly	(3)
Reduction of expenses by investment adviser and distributor	(243,357)
Net expenses	$375,981
Net investment income	$303,102
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments in non-affiliated issuers (net of $731 country tax)	$585,969
Investments in underlying affiliated funds	(467,541)
Capital gain distributions from underlying affiliated funds	49,513
Written options	87
Futures contracts	544,921
Securities sold short	(17,434)
Foreign currency	(49,605)
Net realized gain (loss) on investments and foreign currency	$645,910
Change in unrealized appreciation (depreciation)
Investments (net of $893 decrease in deferred country tax)	$2,842,368
Written options	(136)
Futures contracts	(250,338)
Securities sold short	729
Translation of assets and liabilities in foreign currencies	(98,846)
Net unrealized gain (loss) on investments and foreign currency translation	$2,493,777
Net realized and unrealized gain (loss) on investments and foreign currency	$3,139,687
Change in net assets from operations	$3,442,789

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 6/30
	2014	2013
Change in net assets
From operations
Net investment income	$303,102	$288,839
Net realized gain (loss) on investments and foreign currency	645,910	481,331
Net unrealized gain (loss) on investments and foreign currency translation	2,493,777	576,442
Change in net assets from operations	$3,442,789	$1,346,612
Distributions declared to shareholders
From net investment income	$(222,767)	$—
Change in net assets from fund share transactions	$(1,436,196)	$(2,206,467)
Total change in net assets	$1,783,826	$(859,855)
Net assets
At beginning of period	30,311,499	31,171,354
At end of period (including undistributed net investment income of $101,997 and accumulated distributions in excess of net investment income of $26,120, respectively)	$32,095,325	$30,311,499

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 6/30
	2014	2013	2012	2011 (c)
Net asset value, beginning of period	$9.38	$9.01	$10.15	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.08	$0.10	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	0.99	0.29	(1.04)	0.16
Total from investment operations	$1.08	$0.37	$(0.94)	$0.21
Less distributions declared to shareholders
From net investment income	$(0.06)	$—	$(0.10)	$(0.06)
From net realized gain on investments	—	—	(0.03)	—
From tax return of capital	—	—	(0.07)	—
Total distributions declared to shareholders	$(0.06)	$—	$(0.20)	$(0.06)
Net asset value, end of period (x)	$10.40	$9.38	$9.01	$10.15
Total return (%) (r)(s)(t)(x)	11.48	4.11	(9.28)	2.11	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.04	2.07	2.11	2.08	(a)
Expenses after expense reductions (f)(h)	1.27	1.27	1.27	1.27	(a)
Net investment income	0.89	0.78	1.07	1.96	(a)
Portfolio turnover	47	48	48	28	(n)
Net assets at end of period (000 omitted)	$7,469	$5,181	$4,827	$862
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	1.27	1.27	1.27	1.27	(a)

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 6/30
	2014	2013	2012	2011 (c)
Net asset value, beginning of period	$9.28	$8.98	$10.15	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.01	$0.01	$0.03	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	0.98	0.29	(1.04)	0.16
Total from investment operations	$0.99	$0.30	$(1.01)	$0.20
Less distributions declared to shareholders
From net investment income	$(0.01)	$—	$(0.08)	$(0.05)
From net realized gain on investments	—	—	(0.03)	—
From tax return of capital	—	—	(0.05)	—
Total distributions declared to shareholders	$(0.01)	$—	$(0.16)	$(0.05)
Net asset value, end of period (x)	$10.26	$9.28	$8.98	$10.15
Total return (%) (r)(s)(t)(x)	10.63	3.34	(9.99)	1.99	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.79	2.81	2.83	2.80	(a)
Expenses after expense reductions (f)(h)	2.02	2.02	2.02	2.02	(a)
Net investment income	0.14	0.06	0.29	1.35	(a)
Portfolio turnover	47	48	48	28	(n)
Net assets at end of period (000 omitted)	$933	$625	$601	$202
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	2.02	2.02	2.02	2.02	(a)

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 6/30
	2014	2013		2012	2011 (c)
Net asset value, beginning of period	$9.27	$8.97		$10.14	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.01	$0.00	(w)	$0.03	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	0.98	0.30		(1.04)	0.16
Total from investment operations	$0.99	$0.30		$(1.01)	$0.19
Less distributions declared to shareholders
From net investment income	$(0.01)	$—		$(0.08)	$(0.05)
From net realized gain on investments	—	—		(0.03)	—
From tax return of capital	—	—		(0.05)	—
Total distributions declared to shareholders	$(0.01)	$—		$(0.16)	$(0.05)
Net asset value, end of period (x)	$10.25	$9.27		$8.97	$10.14
Total return (%) (r)(s)(t)(x)	10.63	3.34		(10.02)	1.95	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.79	2.82		2.85	2.84	(a)
Expenses after expense reductions (f)(h)	2.02	2.02		2.02	2.02	(a)
Net investment income	0.12	0.03		0.31	1.15	(a)
Portfolio turnover	47	48		48	28	(n)
Net assets at end of period (000 omitted)	$2,393	$2,253		$2,223	$648
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	2.02	2.02		2.02	2.02	(a)

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 6/30
	2014	2013	2012	2011 (c)
Net asset value, beginning of period	$9.42	$9.02	$10.16	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.10	$0.12	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	0.99	0.30	(1.04)	0.16
Total from investment operations	$1.10	$0.40	$(0.92)	$0.22
Less distributions declared to shareholders
From net investment income	$(0.09)	$—	$(0.11)	$(0.06)
From net realized gain on investments	—	—	(0.03)	—
From tax return of capital	—	—	(0.08)	—
Total distributions declared to shareholders	$(0.09)	$—	$(0.22)	$(0.06)
Net asset value, end of period (x)	$10.43	$9.42	$9.02	$10.16
Total return (%) (r)(s)(x)	11.68	4.43	(9.13)	2.23	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.79	1.81	1.76	1.79	(a)
Expenses after expense reductions (f)(h)	1.02	1.02	1.02	1.02	(a)
Net investment income	1.11	1.04	1.23	2.39	(a)
Portfolio turnover	47	48	48	28	(n)
Net assets at end of period (000 omitted)	$19,534	$21,760	$23,150	$24,915
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	1.02	1.02	1.02	1.02	(a)

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Years ended 6/30
	2014		2013		2012	2011 (c)
Net asset value, beginning of period	$9.30		$9.00		$10.16	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.01		$0.00	(w)	$0.02	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	0.97		0.30		(1.03)	0.16
Total from investment operations	$0.98		$0.30		$(1.01)	$0.20
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$—		$(0.07)	$(0.04)
From net realized gain on investments	—		—		(0.03)	—
From tax return of capital	—		—		(0.05)	—
Total distributions declared to shareholders	$(0.00	)(w)	$—		$(0.15)	$(0.04)
Net asset value, end of period (x)	$10.28		$9.30		$9.00	$10.16
Total return (%) (r)(s)(x)	10.59		3.33		(10.02)	1.99	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.79		2.81		2.76	2.79	(a)
Expenses after expense reductions (f)(h)	2.02		2.02		2.02	2.02	(a)
Net investment income	0.12		0.04		0.22	1.39	(a)
Portfolio turnover	47		48		48	28	(n)
Net assets at end of period (000 omitted)	$105		$95		$92	$102
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	2.02		2.02		2.02	2.02	(a)

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 6/30
	2014	2013	2012	2011 (c)
Net asset value, beginning of period	$9.36	$9.01	$10.16	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.05	$0.07	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	0.99	0.30	(1.04)	0.16
Total from investment operations	$1.05	$0.35	$(0.97)	$0.21
Less distributions declared to shareholders
From net investment income	$(0.03)	$—	$(0.09)	$(0.05)
From net realized gain on investments	—	—	(0.03)	—
From tax return of capital	—	—	(0.06)	—
Total distributions declared to shareholders	$(0.03)	$—	$(0.18)	$(0.05)
Net asset value, end of period (x)	$10.38	$9.36	$9.01	$10.16
Total return (%) (r)(s)(x)	11.19	3.88	(9.57)	2.11	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.29	2.32	2.26	2.29	(a)
Expenses after expense reductions (f)(h)	1.52	1.52	1.52	1.52	(a)
Net investment income	0.63	0.55	0.72	1.90	(a)
Portfolio turnover	47	48	48	28	(n)
Net assets at end of period (000 omitted)	$110	$102	$92	$102
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	1.52	1.52	1.52	1.52	(a)

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Years ended 6/30
	2014	2013	2012	2011 (c)
Net asset value, beginning of period	$9.39	$9.02	$10.16	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.08	$0.09	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	0.97	0.29	(1.03)	0.16
Total from investment operations	$1.06	$0.37	$(0.94)	$0.22
Less distributions declared to shareholders
From net investment income	$(0.07)	$—	$(0.10)	$(0.06)
From net realized gain on investments	—	—	(0.03)	—
From tax return of capital	—	—	(0.07)	—
Total distributions declared to shareholders	$(0.07)	$—	$(0.20)	$(0.06)
Net asset value, end of period (x)	$10.38	$9.39	$9.02	$10.16
Total return (%) (r)(s)(x)	11.33	4.10	(9.30)	2.17	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.04	2.07	2.01	2.04	(a)
Expenses after expense reductions (f)(h)	1.27	1.27	1.27	1.27	(a)
Net investment income	0.91	0.79	0.97	2.14	(a)
Portfolio turnover	47	48	48	28	(n)
Net assets at end of period (000 omitted)	$1,332	$100	$93	$102
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	1.27	1.27	1.27	1.27	(a)

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 6/30
	2014	2013	2012	2011 (c)
Net asset value, beginning of period	$9.42	$9.02	$10.16	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.10	$0.11	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	0.99	0.30	(1.03)	0.16
Total from investment operations	$1.10	$0.40	$(0.92)	$0.22
Less distributions declared to shareholders
From net investment income	$(0.09)	$—	$(0.11)	$(0.06)
From net realized gain on investments	—	—	(0.03)	—
From tax return of capital	—	—	(0.08)	—
Total distributions declared to shareholders	$(0.09)	$—	$(0.22)	$(0.06)
Net asset value, end of period (x)	$10.43	$9.42	$9.02	$10.16
Total return (%) (r)(s)(x)	11.68	4.43	(9.13)	2.23	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.79	1.82	1.76	1.79	(a)
Expenses after expense reductions (f)(h)	1.02	1.02	1.02	1.02	(a)
Net investment income	1.12	1.04	1.22	2.39	(a)
Portfolio turnover	47	48	48	28	(n)
Net assets at end of period (000 omitted)	$108	$97	$93	$102
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	1.02	1.02	1.02	1.02	(a)

See Notes to Financial Statements

Financial Highlights – continued

Class R5	Year ended 6/31/14	Period ended 6/30/13 (i)
Net asset value, beginning of period	$9.42	$9.53
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	0.99	(0.18	)(g)
Total from investment operations	$1.10	$(0.11)
Less distributions declared to shareholders
From net investment income	$(0.09)	$—
Net asset value, end of period (x)	$10.43	$9.42
Total return (%) (r)(s)(x)	11.73	(1.15	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.75	1.84	(a)
Expenses after expense reductions (f)(h)	0.99	1.00	(a)
Net investment income	1.15	1.11	(a)
Portfolio turnover	47	48
Net assets at end of period (000 omitted)	$110	$99
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	0.99	1.00	(a)

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, March 30, 2011, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of the fund’s shares and the per share amount of realized and unrealized gains and losses at such time.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(i)	For the period from the class inception, November 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Multi-Asset Fund (the fund) is a diversified series of MFS Series Trust XVI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds’ shareholder reports are not covered by this report. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted

Notes to Financial Statements – continued

or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with

Notes to Financial Statements – continued

such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts, forward foreign currency

Notes to Financial Statements – continued

exchange contracts, and written options. The following is a summary of the levels used as of June 30, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$5,795,649	$—	$—	$5,795,649
United Kingdom	778,037	—	—	778,037
Japan	702,505	—	—	702,505
Switzerland	509,153	—	—	509,153
France	450,069	—	—	450,069
Hong Kong	295,836	—	—	295,836
Germany	243,744	—	—	243,744
Canada	182,509	—	—	182,509
Netherlands	168,943	—	—	168,943
Other Countries	1,055,116	33,646	—	1,088,762
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	5,100,057	—	5,100,057
Non-U.S. Sovereign Debt	—	5,552,319	—	5,552,319
U.S. Corporate Bonds	—	2,056,068	—	2,056,068
Residential Mortgage-Backed Securities	—	402,732	—	402,732
Commercial Mortgage-Backed Securities	—	476,638	—	476,638
Foreign Bonds	—	995,107	—	995,107
Purchased Currency Options	—	189	—	189
Mutual Funds	7,248,601	—	—	7,248,601
Total Investments	$17,430,162	$14,616,756	$—	$32,046,918

Other Financial Instruments
Futures Contracts	$(267,152)	$—	$—	$(267,152)
Forward Foreign Currency Exchange Contracts	—	(37,350)	—	(37,350)
Written Options	(35,200)	—	—	(35,200)

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.

Of the level 1 investments presented above, equity investments amounting to $2,210,223 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is

Notes to Financial Statements – continued

adjusted through income according to changes in the Consumer Price Index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives in an attempt to adjust exposure to markets, asset classes, and currencies based on the adviser’s assessment of the relative attractiveness of such markets, asset classes, and currencies. Derivatives are used to increase or decrease the fund’s exposure to markets, asset classes, or currencies resulting from the fund’s individual security selections, and to expose the fund to markets, asset classes, or currencies in which the fund’s individual security selection has resulted in little or no exposure. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were written options, purchased options, futures contracts, and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at June 30, 2014 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$8,673	$(100,771)
Foreign Exchange	Forward Foreign Currency Exchange	120,760	(158,110)
Foreign Exchange	Purchased Currency Options	189	—
Equity	Equity Futures	35,065	(210,119)
Equity	Purchased Equity Options	110,858	—
Equity	Written Equity Options	—	(35,200)
Total		$275,545	$(504,200)

Notes to Financial Statements – continued

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities. The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended June 30, 2014 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency	Investments (Purchased Options)	Written Options
Interest Rate	$(144,511)	$—	$—	$—
Foreign Exchange	—	(82,201)	—	—
Equity	689,432	—	1,048	87
Total	$544,921	$(82,201)	$1,048	$87

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended June 30, 2014 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)	Written Options
Interest Rate	$(222,575)	$—	$—	$—
Foreign Exchange	—	(101,089)	(12,138)	—
Equity	(27,763)	—	(487)	(136)
Total	$(250,338)	$(101,089)	$(12,625)	$(136)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts,

Notes to Financial Statements – continued

cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

The following table presents the fund’s derivative assets and liabilities (by type) on a gross basis as of June 30, 2014:

Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$22,260	$(494)
Forward Foreign Currency Exchange Contracts	120,760	(158,110)
Purchased Options	111,047	—
Written Options	—	(35,200)
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$254,067	$(193,804)
Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	136,777	(37,405)
Total Gross Amount of Derivative Assets and Liabilites Subject to a Master Netting Agreement or Similar Arrangement	$117,290	$(156,399)

(a)	The amount presented here represents the fund’s current day variation margin for futures contracts. This amount, which is recognized within the fund’s Statement of Assets and Liabilities, differs from the fair value of the futures contracts which is presented in the tables that follow the fund’s Portfolio of Investments.

Notes to Financial Statements – continued

The following table presents (by counterparty) the fund’s derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at June 30, 2014:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Barclays Bank PLC	$3,249	(3,249)	—	—	$—
Citibank N.A.	908	(908)	—	—	—
Deutsche Bank AG	5,174	(4,981)	—	—	193
Goldman Sachs International	12,741	(12,741)	—	—	—
JP Morgan Chase Bank N.A.	88,965	(85,105)	—	—	3,860
Merrill Lynch International	3,410	(3,410)	—	—	—
Morgan Stanley Capital Services, Inc.	1,524	(125)	—	—	1,399
Westpac Banking Corp.	1,319	(1,319)	—	—	—
Total	$117,290	(111,838)	—	—	$5,452

Notes to Financial Statements – continued

The following table presents (by counterparty) the fund’s derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at June 30, 2014:

		Amounts Not Offset in the Statement of Assets & Liabilties
	Gross Amounts of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Barclays Bank PLC	$(6,172)	3,249	—	—	$(2,923)
Citibank N.A.	(1,030)	908	—	—	(122)
Deutsche Bank AG	(4,981)	4,981	—	—	—
Goldman Sachs International	(40,971)	12,741	—	—	(28,230)
JP Morgan Chase Bank N.A.	(85,105)	85,105	—	—	—
Merrill Lynch International	(14,750)	3,410	—	—	(11,340)
Morgan Stanley Capital Services, Inc.	(125)	125	—	—	—
Westpac Banking Corp.	(3,265)	1,319	—	—	(1,946)
Total	$(156,399)	111,838	—	—	$(44,561)

(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.

Written Options – In exchange for a premium, the fund wrote call options on securities that it anticipated the price would decline and also wrote put options on securities that it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

Notes to Financial Statements – continued

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

The following table represents the written option activity in the fund during the year ended June 30, 2014:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—
Options written	48	35,151
Options expired	(4)	(87)
Outstanding, end of period	44	$35,064

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described

Notes to Financial Statements – continued

above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Notes to Financial Statements – continued

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended June 30, 2014, this expense amounted to $454. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At June 30, 2014, the fund had no short sales outstanding.

Zero Strike Warrants – The fund invested in low exercise price call warrants (zero strike warrants). Zero strike warrants are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets that place restrictions on investments by foreign investors and may or may not be traded on an exchange. Income received from zero strike warrants is recorded as dividend income in the Statement of Operations. To the extent the fund invests in zero strike warrants whose returns correspond to the performance of a foreign stock, investing in zero strike warrants will involve risks similar to the risks of investing in foreign securities. Additional risks associated with zero strike warrants include the potential inability of the counterparty to fulfill their obligations under the warrant, inability to transfer or liquidate the warrants and potential delays or an inability to redeem before expiration under certain market conditions.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on

Notes to Financial Statements – continued

the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Notes to Financial Statements – continued

For mortgage backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended June 30, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	6/30/14	6/30/13
Ordinary income (including any short-term capital gains)	$222,767	$—

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 6/30/14
Cost of investments	$30,582,577
Gross appreciation	2,429,464
Gross depreciation	(965,123)
Net unrealized appreciation (depreciation)	$1,464,341
Undistributed ordinary income	422,848
Other temporary differences	(143,505)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 6/30/14	Year ended 6/30/13 (i)
Class A	$37,267	$—
Class B	572	—
Class C	1,222	—
Class I	172,551	—
Class R1	50	—
Class R2	283	—
Class R3	8,951	—
Class R4	903	—
Class R5	968	—
Total	$222,767	$—

(i)	For Class R5, the period is from inception, November 1, 2012, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly on average daily net assets, excluding net assets invested in the MFS Commodity Strategy Fund and the MFS Global Real Estate Fund, at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1.5 billion of average daily net assets	0.75%
Average daily net assets in excess of $2.5 billion	0.65%

Notes to Financial Statements – continued

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended June 30, 2014, this management fee reduction amounted to $832, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended June 30, 2014 was equivalent to an annual effective rate of 0.72% of the fund’s average daily net assets which equates to 0.90% of the fund’s average daily net assets excluding the average daily net assets invested in the MFS Commodity Strategy Fund and the MFS Global Real Estate Fund.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund’s investment activity, and fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.27%	2.02%	2.02%	1.02%	2.02%	1.52%	1.27%	1.02%	1.01%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until October 31, 2015. For the year ended June 30, 2014, this reduction amounted to $242,274 and is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $10,568 for the year ended June 30, 2014, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$15,765
Class B	0.75%	0.25%	1.00%	1.00%	8,005
Class C	0.75%	0.25%	1.00%	1.00%	24,188
Class R1	0.75%	0.25%	1.00%	1.00%	999
Class R2	0.25%	0.25%	0.50%	0.50%	532
Class R3	—	0.25%	0.25%	0.25%	2,215
Total Distribution and Service Fees					$51,704

Notes to Financial Statements – continued

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended June 30, 2014 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended June 30, 2014, this rebate amounted to $196, for Class A, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended June 30, 2014, were as follows:

Amount
Class A	$—
Class B	951
Class C	118

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended June 30, 2014, the fee was $4,286, which equated to 0.0135% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended June 30, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $13,882.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended June 30, 2014 was equivalent to an annual effective rate of 0.0551% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. The ICCO is an officer of the funds and the sole member of Tarantino LLC. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the service agreement between the funds and Griffin Compliance LLC was terminated. For the year ended June 30, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $175 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $55, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On October 31, 2012, MFS purchased 10,493 shares of Class R5 for an aggregate amount of $100,000.

On September 12, 2012, MFS redeemed 103,734 shares of Class I for an aggregate amount of $1,000,000. On March 13, 2013, MFS redeemed 101,317 shares of Class I for an aggregate amount of $1,000,000. On June 12, 2013, MFS redeemed 103,626 shares of Class I for an aggregate amount of $1,000,000. On September 11, 2013, MFS redeemed 10,279 shares of Class A, 10,225 shares of Class C and 102,669 shares of Class I for an aggregate amount of $99,604, $97,853 and $1,000,000, respectively. On December 11, 2013, MFS redeemed 101,833 shares of Class I for an aggregate amount of $1,000,000. On March 12, 2014, MFS redeemed 99,800 shares of Class I for an aggregate amount of $1,000,000. On June 11, 2014, MFS redeemed 96,154 shares of Class I for an aggregate amount of $1,000,000.

At June 30, 2014, MFS held approximately 91%, 100%, 97%, 100%, and 100% of the outstanding shares of Class I, Class R1, Class R2, Class R4 and Class R5, respectively.

(4) Portfolio Securities

For the year ended June 30, 2014, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$4,109,672	$4,448,962
Investments (non-U.S. Government securities)	$10,205,869	$10,624,976

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 6/30/14		Year ended 6/30/13 (i)
	Shares	Amount	Shares	Amount
Shares sold
Class A	274,423	$2,713,037	241,390	$2,335,677
Class B	33,389	323,921	16,204	154,116
Class C	65,260	632,979	93,356	900,266
Class I	17,525	176,372	140,309	1,348,918
Class R2	669	6,581	697	6,839
Class R3	121,907	1,196,803	408	3,880
Class R5	—	—	10,493	100,000
	513,173	$5,049,693	502,857	$4,849,696

Shares issued to shareholders in reinvestment of distributions
Class A	3,516	$35,541	—	$—
Class B	53	519	—	—
Class C	105	1,039	—	—
Class I	16,984	171,495	—	—
Class R1	5	50	—	—
Class R2	28	283	—	—
Class R3	890	8,951	—	—
Class R4	90	903	—	—
Class R5	96	968	—	—
	21,767	$219,749	—	$—

Shares reacquired
Class A	(111,849)	$(1,104,224)	(224,978)	$(2,145,749)
Class B	(9,888)	(97,031)	(15,803)	(152,320)
Class C	(74,784)	(732,763)	(98,240)	(937,645)
Class I	(472,097)	(4,709,761)	(396,079)	(3,820,287)
Class R2	(998)	(9,777)	(1)	(10)
Class R3	(5,168)	(52,082)	(16)	(152)
	(674,784)	$(6,705,638)	(735,117)	$(7,056,163)

Notes to Financial Statements – continued

	Year ended 6/30/14		Year ended 6/30/13 (i)
	Shares	Amount	Shares	Amount
Net change
Class A	166,090	$1,644,354	16,412	$189,928
Class B	23,554	227,409	401	1,796
Class C	(9,419)	(98,745)	(4,884)	(37,379)
Class I	(437,588)	(4,361,894)	(255,770)	(2,471,369)
Class R1	5	50	—	—
Class R2	(301)	(2,913)	696	6,829
Class R3	117,629	1,153,672	392	3,728
Class R4	90	903	—	—
Class R5	96	968	10,493	100,000
	(139,844)	$(1,436,196)	(232,260)	$(2,206,467)

(i)	For Class R5, the period is from inception, November 1, 2012, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended June 30, 2014, the fund’s commitment fee and interest expense were $135 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Commodity Strategy Fund	487,860	119,918	(95,175)	512,603
MFS Global Real Estate Fund	111,770	20,043	(18,582)	113,231
MFS Institutional Money Market Portfolio	1,889,430	12,133,480	(13,238,115)	784,795

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Commodity Strategy Fund	$(473,323)	$—	$25,031	$4,644,187
MFS Global Real Estate Fund	5,782	49,513	43,105	1,819,619
MFS Institutional Money Market Portfolio	—	—	988	784,795
	$(467,541)	$ 49,513	$ 69,124	$7,248,601

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of MFS Global Multi-Asset Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Multi-Asset Fund (the Fund) (one of the series constituting MFS Series Trust XVI), as of June 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Multi-Asset Fund (one of the series constituting MFS Series Trust XVI) at June 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

August 15, 2014

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of August 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618. It is expected that the Board will appoint Mr. Timothy M. Fagan as Chief Compliance Officer of the MFS Funds on November 1, 2014.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 49)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (l) (age 70)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
(l)	Mr. Tarantino will retire as Independent Chief Compliance Officer of the MFS Funds on October 31, 2014. It is expected that Mr. Tarantino will continue after that date as an Independent Senior Officer of the MFS Funds.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Benjamin Nastou Natalie Shapiro

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

For corporate shareholders, 7.18% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Mses. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the series of the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended June 30, 2014 and 2013, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2014	2013
Fees billed by E&Y:
MFS Global Multi-Asset Fund	50,380	49,793

For the fiscal years ended June 30, 2014 and 2013, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2014	2013	2014	2013	2014	2013
Fees billed by E&Y:
To MFS Global Multi-Asset Fund	0	0	10,098	10,022	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2014	2013	2014	2013	2014	2013
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Global Multi-Asset Fund*	0	0	0	0	0	0

	Aggregate Fees for Non-audit Services
	2014	2013
Fees billed by E&Y:
To MFS Global Multi-Asset Fund, MFS and MFS Related Entities#	55,098	58,022

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to reviews of internal controls and Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XVI

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: August 15, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: August 15, 2014

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: August 15, 2014

*	Print name and title of each signing officer under his or her signature.